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                                                                      Exhibit 24

                                POWER OF ATTORNEY


                   We, the undersigned directors of Gibson Greetings, Inc., hereby appoint James T. Wilson and Paul W. Farley, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the registration of shares for the corporation's 1996 Nonemployee Director Stock Plan and an Individual Stock Option Plan including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

                   Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of the 9th day of June, 1998 in the capacities indicated:

         Signature                                           Title
         ---------                                           -----


/s/ Frank J. O'Connell                                  Chairman of the Board
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Frank J. O'Connell


/s/ George M. Gibson                                    Director
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George M. Gibson


/s/ Robert P. Kirby                                     Director
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Robert P. Kirby


/s/ Charles D. Lindberg                                 Director
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Charles D. Lindberg


/s/ Albert R. Pezzillo                                  Director
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Albert R. Pezzillo


/s/ Charlotte St. Martin                                Director
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Charlotte St. Martin


/s/ C. Anthony Wainwright                               Director
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C. Anthony Wainwright